Exhibit 10.1

SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (“Amendment”), effective as of March 18, 2014 (the “Amendment Date”), is by and among precision aerospace components, inc., a Delaware corporation (“Parent”), and Freundlich supply company, inc., a Delaware corporation, tiger-tight corp., a Delaware corporation, AERO-MISSILE COMPONENTS, INC. (formerly Apace Acquisition I, Inc.), a Delaware corporation and CREATIVE ASSEMBLY SYSTEMS, INC., (formerly Apace Acquisition II, Inc.), a Delaware corporation (each a “Borrower” and together with Parent, each an “Obligor” and collectively “Obligors”), the lenders from time to time party to this Agreement (together with their respective successors and permitted assigns, each individually a “Lender” and collectively the “Lenders”) and NEWSTAR BUSINESS CREDIT, LLC, a Delaware limited liability company, as administrative agent (in such capacity, the “Administrative Agent”), as follows:

RECITALS:

A. Obligors, Lenders and Administrative Agent are parties to the certain Loan and Security Agreement dated as of May 25, 2012, as amended by the First Amendment to Loan and Security Agreement dated as of July 27, 2012, the Second Amendment to Loan and Security Agreement dated as of September 28, 2012, the Third Amendment to Loan and Security Agreement dated as of March 27, 2013, the Fourth Amendment to Loan and Security Agreement dated as of April 26, 2013, the Fifth Amendment to Loan and Security Agreement dated as of August 6, 2013 and the Amended and Restated Sixth Amendment to Loan and Security Agreement dated effective as of January 13, 2014 (as may be further amended, modified, extended or renewed from time to time, “Loan Agreement”).

B. Obligors are in non-compliance with certain requirements of the Loan Agreement as specified in Schedule A. Each such instance of non-compliance referenced in Schedule A constitutes an Event of Default (each such Event of Default, hereinafter called a “Stated Event of Default” and collectively, the “Stated Events of Default”).

C. Obligors have requested Administrative Agent and the Lenders to amend the Loan Agreement in certain respects, and Administrative Agent and the Lenders are willing to do so, subject to the terms provided by this Amendment.

NOW THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1
Definitions

Section 1.1             Definitions. Terms defined by the Loan Agreement and which are not otherwise defined herein shall have the same meanings in this Amendment as are prescribed by the Loan Agreement. Terms defined in the Recitals to this Amendment shall have the same meanings in this Amendment as are prescribed by such Recitals.

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ARTICLE 2
Amendment

Section 2.1             Amendment to Section 9.25. Effective as of the Amendment Date, Section 9.25 of the Loan Agreement is amended and restated to read as follows:

Section 9.25 Financial Advisor. A Financial Advisor for Obligors, acceptable to Administrative Agent, shall be employed and engaged full time in such capacity at all times.

Section 2.2             Amendment to Section 9.27. Effective as of the Amendment Date, Section 9.27 of the Loan Agreement is amended and restated to read as follows:

Section 9.27 Refinancing. On or before April 15, 2014, Obligors shall deliver to Administrative Agent a true and correct copy of (a) a commitment letter, signed by Obligors (or by the Borrower Representative on behalf of the Obligors) and a financial institution or other commercial lender acceptable to Administrative Agent in its discretion, setting forth definitive terms for a credit facility for Obligors, in sufficient amount and providing (among other purposes, if any) for refinancing and paying the Obligations in full on or before May 3, 2014, or (b) a letter of intent or other agreement, signed by Obligors (or by the Borrower Representative on behalf of the Obligors) and one or more purchasers acceptable to Administrative Agent in its discretion, setting forth definitive terms providing for the sale of all or any portion of the assets of each Obligor, for an aggregate purchase price payable to such Obligor in an amount sufficient to pay the Obligations owing by such Obligor in full on or before May 3, 2014. Obligors shall cause all Obligations to be paid concurrently upon consummating the transaction contemplated by clauses (a) of (b) preceding, as applicable, which shall occur no later than May 3, 2014.

Section 2.3             Addition of Section 9.28. Effective as of the Amendment Date, Sections 9.28 is hereby added to the Loan Agreement, which shall be deemed added in numerical order following Section 9.27 of the Loan Agreement and read as follows:

Section 9.28 Sale of Slow Moving Inventory. Borrowers shall cause slow moving Inventory with an aggregate cost value (determined for all Borrowers) of $500,000 to be sold during the period March 1, 2014 through April 15, 2014, in each case at a price not less than 10.0% of cost value and otherwise on terms satisfactory to Administrative Agent, provided, that all cash payments or other proceeds received by a Borrower in respect of any such sale of such Borrower’s Inventory shall be promptly paid to Administrative Agent, for the account of Lenders, for application to principal of the Revolving Loans (including the Swing Loans).

Section 2.4             Effective as of the Amendment Date, Section 11.1(c)(i) is hereby amended and restated to read as follows:

(i) Sections 9.1 through 9.3, Sections 9.5 through 9.7, Section 9.11, Section 9.12, Section 9.21, Section 9.23, Section 9.25 through Section 9.28, Section 10.1 or Sections 10.3 through 10.14;

SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT- PAGE 2

ARTICLE 3
Reservation of Rights

Section 3.1             Reservation. Nothing shall constitute a waiver of the Stated Events of Default or of any other Default or Event of Default, if any, which may now or hereafter exist, or a waiver of any other rights and remedies of Administrative Agent and the Lenders under the Loan Documents or Applicable Law. Administrative Agent shall have the right to exercise any rights or remedies as a consequence of the Stated Events of Default or any such other Default or Event of Default, in its sole discretion without any requirement for prior notice except to the extent, if any, otherwise expressly provided by the Loan Documents. All rights of Administrative Agent and the Lenders under the Loan Documents and Applicable Law are expressly reserved.

ARTICLE 4
Conditions

Section 4.1             Conditions Precedent. The effectiveness of Article 2 of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)                the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

(b)               after giving effect to this Amendment, no Default or Event of Default other than the Stated Events of Default shall be in existence;

(c)                Obligors shall have delivered to Administrative Agent an executed copy of this Amendment, in form and substance satisfactory to Administrative Agent;

(d)               all proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to Administrative Agent; and

(e)                Obligors shall have paid to Lender the fee required by Section 4.2.

Section 4.2             Accommodation Fee. Subject to the terms of the Loan Agreement, in consideration of this Amendment, Obligors jointly and severally agree to pay to Administrative Agent, for the account of the Lenders, an accommodation fee in the amount of $5,000, which amount shall be payable on the Amendment Date.

ARTICLE 5
Ratifications, Representations and Warranties

Section 5.1             Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Obligors, Administrative Agent and the Lenders agree that the Loan Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms.

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Section 5.2             Representations and Warranties. Each Obligor hereby represents and warrants to Administrative Agent and Lenders that (a) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Obligor and will not violate the governing documents of such Obligor and (b) after giving effect to this Amendment, (i) the representations and warranties contained in the Loan Agreement, as amended hereby, and the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties were expressly made only in reference to a specific date), (ii)  no Default or Event of Default other than the Stated Events of Default has occurred and is continuing, and (iii) Obligors are in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby, and the other Loan Documents.

Section 5.3             Arms Length. Each Obligor acknowledges, represents and warrants that (a) it has had the opportunity to have this Agreement reviewed by counsel of its choice, (b) the terms of this Agreement have been negotiated at arm’s length, (c) such Obligor has determined that the terms of this Agreement are in its best interest, (d) such Obligor has concluded, independently, to execute and enter into this Agreement and (e) in making its decision to enter into this Agreement, such Obligor has not relied upon any statement or representation of Administrative Agent or any Lender, or any of their respective representatives, except as expressly set forth in this Agreement.

ARTICLE 6
Other Agreements

Section 6.1             Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document delivered in connection with this Amendment shall survive the execution and delivery of this Amendment.

Section 6.2             Reference to Loan Agreement. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

Section 6.3             Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 6.4             Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Obligors, Lenders and Administrative Agent and their respective successors and assigns, except Obligors may not assign or transfer any of its respective rights or obligations hereunder without the prior written consent of Administrative Agent.

Section 6.5             Counterparts. This Amendment may be executed in one or more counterparts, and on telecopy or other electronically transmitted counterparts each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

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Section 6.6             Ratification. Each Obligor reaffirms its obligations under each of such Loan Documents, as amended hereby, and agrees that each of the Loan Documents, as amended hereby, remains in full force and effect and is hereby ratified and confirmed.

Section 6.7             Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 6.8             Waiver and Release. In consideration of this agreement, each Obligor represents and warrants that, as of the date hereof, there are no offsets, defenses or counterclaims against or in respect of its obligations under the Loan Documents and each Obligor hereby releases and discharges Administrative Agent and each Lender and their respective agents, employees, successors and assigns, of and from all claims, actions, causes of action, damages, costs, expenses and liabilities, known or unknown, fixed, contingent or conditional, at law or in equity, in connection with the Loan Documents or any transactions or acts in connection therewith, in each case existing on or before the date of this Agreement, which such Obligor may have against any such Person, irrespective of whether any such claims, actions, causes of action, damages, costs, expenses or liabilities are based on contract, tort or otherwise.

Section 6.9             Entire Agreement. This Amendment embodies the final, entire agreement among the parties hereto relating to the subject matter hereof and supersedes any and all prior agreements, written or oral, relating to the subject matter of this Amendment. This Amendment may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties.

SIGNATURES FOLLOW

REMAINDER OF PAGE BLANK

SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT- PAGE 5

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

OBLIGORS:

precision aerospace components, inc.

By:

Name: Andrew S. Prince

Title: President, Chief Executive Officer and Treasurer

Freundlich supply company, inc.

By:

Name: Andrew S. Prince

Title: Chief Executive Officer and Treasurer

tiger-tight corp

By:

Name: Andrew S. Prince

Title: Chief Executive Officer and Treasurer

AERO-MISSILE COMPONENTS, INC.

(formerly Apace Acquisition I, Inc.)

By:

Name: Andrew S. Prince

Title: Chief Executive Officer and Treasurer

CREATIVE ASSEMBLY SYSTEMS, INC.

(formerly Apace Acquisition II, Inc.)

By:

Name: Andrew S. Prince

Title: Chief Executive Officer and Treasurer

SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT- PAGE 6

ADMINISTRATIVE AGENT:

NEWSTAR BUSINESS CREDIT, LLC

as Administrative Agent

By:

Name: Greg Gentry

Title: Senior Vice President

LENDERS:

NEWSTAR BUSINESS CREDIT, LLC, as servicer for and on behalf of the Lenders and as servicer for and on behalf of the Swing Lender

By:

Name:

Title:

SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT- PAGE 7

Schedule A

to

Seventh Amendment to Loan and Security Agreement

Stated Events of Default

Failure by each Borrower to pay to Administrative Agent, for the account of the Lenders, the amount by which the unpaid balance of the Revolving Loans to such Borrower exceeds the Borrowing Base of such Borrower and failure by Obligors to pay the amount by which the unpaid balance of the Revolving Loans to all Borrowers exceeds the lesser of the Revolving Credit Limit and the Aggregate Borrowing Base, in each case as required by Section 5.2(a) of the Loan Agreement, from time to time since October 1, 2013.

Non-compliance with the requirements of Section 10.14(a) (minimum Fixed Charge Coverage Ratio) as of the last day of each calendar month beginning July 31, 2013 and continuing thereafter.